John Hancock Investment Trust

Supplement dated September 26, 2014 to the current Statement of Additional Information, as supplemented

John Hancock Disciplined Value International Fund

The Statement of Additional Information for John Hancock Disciplined Value International Fund is revised to include the Ticker symbols JDIBX for Class A shares, JDICX for Class C shares, JDVIX for Class I shares, JDISX for Class R2 shares, JDITX for Class R4 shares, and JDIUX for Class R6 shares.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.